Exhibit 10.8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Amendment to Purchase Agreement

This Amendment to Supply, Material Confidentiality and Non-Disclosure Agreement dated December 15th 2008 made as of the 10th day of January 2012, by and between Applied Silicone Corporation (hereinafter called the “supplier”) and Biosil Ltd (hereinafter called “Customer”).

Whereas pursuant to a Supply, Material Confidentiality and Non-Disclosure Agreement dated December 15th 2008 wherein the Supplier agrees to supply implantable silicone materials and support services to Customer under the described terms and conditions.

Whereas, Customer purchased a total of [* * *] between January 1 and December 31 2011 and Supplier and Customer want to increase business volume and lower costs in 2012. Supplier will agree to an incentive rebate system based on increased levels in dollar value of purchases in 2012 over [* * *] greater than 2011 figure.

Now therefore the Parties covenant and agree to amend the Supply, Material Confidentiality and Non-Disclosure Agreement dated December 15th 2008 as follows:

1.	Section 3.1 is hereby modified to “Term. Subject to the terms of this Agreement, the Agreement will commence on the December 15th 2008 and shall terminate on December 15th 2014.

2.	A rebate shall be given on total purchases in 2012 to the customer if purchases in 2012 exceed [* * *] based on the table below

Purchases exceed of 2011 total	Rebate
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

3.	The increase over the base amount of [* * *] will include purchases made by any division of GC Aesthetics Group.

4.	The rebate will be issued as a credit to be used for purchases of material to be delivered between January 1 2013 and March 31 2013.

5.	Paragraph 5.1 shall be changed from [* * *] to [* * *] after shipment from ASC factory.

6.	With the exception of the above, all other terms and conditions contained in the Supply, Material Confidentiality and Non-Disclosure Agreement dated December 15th 2008 are unchanged and remain binding on the parties.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

In witness whereof the parties have executed the Agreement

Applied Silicone Corporation

/s/ Alastiar Winn	Date: 28/2/12
Alastiar Winn, President

Biosil, LTD

/s/ Robin Orr	Date: 10/2/12
Robin Orr, Chief Financial Officer

CONFIDENTIAL INFORMATION